LVIP MFS International Growth Fund LVIP MFS International Growth RPM Fund Supplement Dated April 1, 2015 to the Summary Prospectuses (dated May 1, 2014)

This Supplement updates certain information in the Summary Prospectuses for the LVIP MFS International Growth Fund and the LVIP MFS International Growth RPM Fund (“the Funds”). You may obtain copies of the Funds’ Summary Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Summary Prospectuses and other important records.

Revisions to the Summary Prospectuses for the Funds:

Effective March 31, 2015, Matthew Barrett has been appointed as a portfolio manager of the LVIP MFS International Growth Fund.

The following replaces similar text under “Portfolio Managers” in the Funds’ summary prospectuses:

Portfolio Managers	Company Title	Experience w/ Fund
David A. Antonelli	Vice Chairman and Portfolio Manager	Since October 2010
Kevin M. Dwan	Investment Officer and Portfolio Manager	Since January 2012
Matthew Barrett	Portfolio Manager	Since March 2015